Exhibit 10.29
                                  -------------

                            Amended Stock Option Plan
                            -------------------------



                                LOTTOWORLD, INC.

                       AMENDED EMPLOYEE STOCK OPTION PLAN

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                                    ARTICLE I

                                     PURPOSE
                                     -------

        The purpose of the LottoWorld, Inc. ("LottoWorld" or the "Company") Employee Stock Option Plan of 1993 (hereinafter referred to as the "Plan") is, through the opportunity for greater stock ownership, to provide officers, consultants, directors and other key employees (all such persons hereinafter referred to as "Key Persons") of LottoWorld and its subsidiaries with an additional incentive to continue and increase their efforts with respect to LottoWorld and to develop a personal and active interest in the broader growth and greater financial success of LottoWorld. The Plan may grant such Key Persons "incentive" and "non-statutory" options for the acquisition of common shares (the "Shares") of LottoWorld.

        Options granted under the Plan may be either options which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision ("incentive stock options") or ("non-statutory") options that do not qualify as incentive stock options under the Code. The Company may provide for the exercise of options in installments or otherwise and for such periods from the date of grant as it may in its discretion determine; provided, however, that any incentive stock option granted under the Plan shall be exercisable for a period of not more than ten years from the date of grant.

        In the event common shares of the Company are registered pursuant to the Securities Act 1933, as amended (the "Act"), Shares under the Plan may be unrestricted ("unrestricted shares"), alternatively, Shares under the Plan may be subject to restrictions imposed for common shares that have not been registered under the Act, ("restricted shares"). Grants under the Plan may be subject to such other terms and conditions, not inconsistent with the Plan, as may be determined by LottoWorld.

                                   ARTICLE II

                              RESERVATION OF SHARES
                              ---------------------

        a) The total number of Shares of the Company which may be issued under the Plan shall be 350,000 shares of the common stock of the Company. The Shares to be optioned under the Plan may be unissued shares or treasury shares. Shares subject to an option which remain unpurchased at the expiration, termination or cancellation of an option shall again be available for use under the Plan.




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        b) No  Shares  shall be issued  until  all of the  terms and  conditions pursuant to the option granting such Shares have been satisfied. A holder of an option shall have none of the rights of a shareholder of the Company until the Shares are issued to such person.

                                   ARTICLE III

                                 ADMINISTRATION
                                 --------------

        a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee of directors of the Company (the "Committee") which shall be appointed by the Board and which shall consist of two or more disinterested directors. In the event two or more disinterested directors are not available to be elected to the Committee, the Board shall act in place of the Committee. Vacancies in the Committee shall be filled by the Board.

        b) The Board or, to the extent authorized by the Board, the Committee shall, to the extent not inconsistent with the Plan, have the power to select Key Persons to whom options shall be granted; determine the number of restricted or unrestricted Shares to be granted; determine the other terms and conditions, if any, to which any grant of Shares or options shall be subject and to amend, modify or waive any terms or conditions of any such grant (provided, however, that no such amendment or modification shall impair any outstanding right of any participant without the consent of such participant, except to the extent permitted under the terms and conditions of such grant as then in effect); and authorize any action of or make any determination by the Company and prescribe such provisions and interpretations in connection with the Plan as the Board or the Committee shall deem necessary or advisable for carrying out the purposes of the Plan. Each member of the Board or Committee, and, to the extent provided by the Board or the Committee, any other person to whom duties or powers shall be delegated in connection with the Plan, shall incur no liability with respect to any action taken or omitted to be taken in connection with the Plan and shall be fully protected in relying in good faith upon the advice of counsel, to the fullest extent permitted under applicable law.

                                   ARTICLE IV

                                   ELIGIBILITY
                                   -----------

        An option may be granted to any officer or other Key Person, provided that any person to whom an option is granted shall be a Key Person to the Company at the time an option is granted. An Incentive Stock Option shall be granted only to an employee of the Company.

                                    ARTICLE V

                                      PRICE
                                      -----

        The option exercise price per Share with respect to each option shall be not less than the fair market value of such stock on the date an option to purchase the same is granted. In making such determination, the Board or Committee may rely on market quotations, if available, but if not available, upon independent appraisals of the stock or such other information deemed appropriate by the Board or Committee. No Incentive Stock Options shall be granted to any Key Person who at the time directly or indirectly owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, unless the exercise price is not less than 110% of the fair market value of such stock on the date of grant, and unless the option is not exercisable more than five years after the date of grant.



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                                   ARTICLE VI

                            CHANGES IN PRESENT STOCK
                            ------------------------

        In the event the common shares of the Company are changed into a different number of securities by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares and the like, the optionee of any option granted under the Plan shall receive, upon exercise of his option, the new number of securities recorded by the Company on account of any such change.

                                   ARTICLE VII

                               EXERCISE OF OPTIONS
                               -------------------

        An optionee shall exercise an option by delivery of a signed, written notice to the Company, specifying the number of Shares to be acquired, the date the acquisition is to be consummated, together with payment of the full purchase price for the Shares. The Company may accept payment from a broker on behalf of the optionee any may, upon receipt of signed, written instructions from the optionee, deliver the Shares directly to the broker. The date of receipt by the Company of the final item required under this paragraph shall be the date of exercise of the option.

                                  ARTICLE VIII

                                OPTION PROVISIONS
                                -----------------

        Each option granted under the Plan shall be in such form as the Board or Committee may from time to time approve. All options under the Plan are intended to be granted as "incentive" or "non-statutory" stock options. All options granted under the Plan shall be subject to the following terms and conditions unless otherwise varied by the Board or Committee.

        a) DOLLAR LIMITATIONS. Each option grant shall constitute an incentive "statutory" stock option eligible for favorable tax treatment under Section 422 of the Code, provided that no more than $100,000 of such options (based upon the fair market value of the underlying shares as of the date of grant) can first become exercisable for any employee in any calendar year. To the extent any option grant exceeds the $100,000 limitation, it shall constitute a non-statutory stock option. Each stock option agreement shall specify to which it is an incentive and/or a non-statutory stock option. For purposes of this paragraph, options granted under all plans of the Company and affiliated companies which are qualified under Section 422 of the Internal Revenue Code shall be included.

        b) PAYMENT.      The full purchase price of the Shares acquired upon the
exercise of any option shall be paid in cash, by certified or cashier's check or by common stock of the Company.

        c) EXERCISE PERIOD. The period for exercising an option shall commence not earlier than six (6) months from the date of grant and shall not exceed ten years from the date of grant. Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or group acting in concert.

        d) RIGHTS OF OPTIONEE BEFORE EXERCISE. The holder of an option shall not have the right of a stockholder with respect to the Shares covered by his or her option until such Shares have been issued to him or her upon exercise of an option.

        e) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing herein shall be construed to confer upon any optionee any right to continue in the employ of the Company or to interfere in any way with the right of the Company as an employer to terminate his or her employment at any time, nor to derogate from the terms of any written employment agreement between the Company and the optionee.



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        f) TERMINATION OF EMPLOYMENT.      If an option holder's employment with
LottoWorld terminates for any reason, all unexercised rights under his or her option shall expire on the date of such termination and such Shares shall again be available for use under the Plan.

        If termination is effected by death of the optionee, the option, or any portion thereof, may be exercised to the extent the optionee was entitled to do so at the time of death, by his or her executor or administrator or other person entitled by law to the optionee's rights under the option, at any time within six (6) months subsequent to the date of death.

        g) NON-TRANSFERABILITY OF OPTION No option shall be transferable by the optionee otherwise than by will or by the laws of decent and distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee.

        h) DATE OF GRANT. The date on which the Board or Committee approves the granting of an option shall be considered the date on which such option is granted.

                                   ARTICLE IX

                            RESTRICTIONS ON TRANSFER
                            ------------------------

        During any period in which the offering of the Shares under the Plan is not registered under federal and state securities laws, the optionee shall agree in the Stock Option Agreements that they are acquiring the Shares under the Plan for investment purposes, and not for resale, and that the Shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company registration is not required.

        Any restrictions upon Shares acquired upon exercise of an option pursuant to the Plan and the Stock Option Agreement shall be binding upon the optionee and his or her heirs, executors, and administrators . Any stock certificate issued under the Plan which is subject to restrictions shall be endorsed so as to refer to the restrictions on transfer imposed by the Plan and by applicable securities laws.

                                    ARTICLE X

                           RELATIONSHIP to OTHER PLANS
                           ---------------------------

        Nothing in this Plan shall prevent the Company or any subsidiary from adopting or continuing other or additional compensation arrangements, including without limitation plans providing for the granting of restricted or unrestricted stock options and cash or common stock performance bonuses. Grants under the Plan may form a part of or otherwise be related to such other or additional compensation arrangements.

                                   ARTICLE XI

                          AMENDMENT and DISCONTINUANCE
                          ----------------------------

        The Board shall have the right at any time and from time to time to amend, modify, or discontinue the Plan, except that (a) no such amendment, modification, or discontinuance shall revoke or alter the terms of any valid option previously granted in accordance with the Plan, without the consent of the holder of the option, and (b) no action of the Board may, without approval by the affirmative vote of a majority of the vote of the stockholders cast at a meeting at which a quorum is present, (i) increase the maximum number of shares subject to the Plans, or (ii) materially increase the benefits accruing to participants under the Plan or materially modify the requirements for eligibility under the Plan.




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                                   ARTICLE XII

                              GOVERNMENT REGULATION
                              ---------------------

        The Plan and the grant of options thereunder shall be subject to all applicable governmental rules and regulations; and, any other provisions of this Plan to the contrary notwithstanding, the Board may in its discretion and without any shareholder action, make such changes in the Plan as may be required, in its opinion, to conform the Plan to such rules and regulations.

                                  ARTICLE XIII

                             EFFECTIVE DATE of PLAN
                             ----------------------

        The Plan shall become effective on such date as the Board shall determine, but subject to the approval by the affirmative vote of the holders of a majority of the shares of the Company. The Plan will terminate ten years from its effective date unless sooner terminated by the Board.

                             CERTIFICATE OF ADOPTION
                             -----------------------

        The undersigned, duly elected and acting Secretary of LottoWorld, Inc., hereby certifies that the Board of Directors and a majority of the shareholders of the Company adopted the foregoing Plan on April 27, 1995.

                                                 S/ Judith A. Schroeder
                                                 ------------------------
                                                 Judith A. Schroeder